Exhibit (g)(1)(i)

4600 S. Syracuse St., Suite 1100

Denver, Colorado 80237

(720) 493-4256

November 23, 2015

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention: Gregory V. Nikiforow, Vice President

Re:	Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Income Shares, Inc.
Transamerica Partners Portfolios
Transamerica Partners Funds Group
Transamerica Partners Funds Group II
Transamerica Asset Allocation Variable Funds
Transamerica Small Company Growth Liquidating Trust
Transamerica Global Allocation Liquidating Trust
Transamerica Arbitrage Strategy Liquidating Trust

By:	/s/ Christopher Staples
Name:	Christopher Staples
Title:	CIO, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gunjan Kedia
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized
Effective Date: November 30, 2015

APPENDIX A - 1

As of November 30, 2015

TRANSAMERICA FUNDS

Fund Name

ClearTrack 2015

ClearTrack 2020

ClearTrack 2025

ClearTrack 2030

ClearTrack 2035

ClearTrack 2040

ClearTrack 2045

ClearTrack 2050

ClearTrack Retirement Income

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Bond

Transamerica Capital Growth

Transamerica Commodity Strategy

Transamerica Concentrated Growth

Transamerica Core Bond

Transamerica Developing Markets Equity

Transamerica Dividend Focused

Transamerica Dynamic Allocation (formerly Transamerica Tactical Rotation)

Transamerica Dynamic Income (formerly Transamerica Tactical Income)

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Enhanced Muni

Transamerica Event Driven

Transamerica Flexible Income

Transamerica Floating Rate

Transamerica Global Bond

Transamerica Global Equity (formally Transamerica Multi-Manager International Portfolio)

Transamerica Global Long/Short Equity

Transamerica Global Multifactor Macro

Transamerica Global Real Estate Securities

Transamerica Growth

Transamerica Growth Opportunities

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Income & Growth

Transamerica Inflation Opportunities

Transamerica Intermediate Bond

Transamerica International Equity

Transamerica International Equity Opportunities

Transamerica International Small Cap

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Long/Short Strategy

Transamerica Managed Futures Strategy

Transamerica Mid Cap Growth

Transamerica Mid Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica MLP & Energy Income

Transamerica Money Market

Transamerica Multi-Managed Balanced

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Short-Term Bond

Transamerica Small Cap Core

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Strategic High Income

Transamerica Total Return

Transamerica Unconstrained Bond

Transamerica US Growth (formerly Transamerica Diversified Equity)

TRANSAMERICA SERIES TRUST

Fund Name

Transamerica AB Dynamic Allocation VP

Transamerica QS Investors Active Asset Allocation—Conservative VP (formerly Transamerica Aegon Active Asset Allocation – Conservative VP)

Transamerica QS Investors Active Asset Allocation—Moderate Growth VP (formerly Transamerica Aegon Active Asset Allocation—Moderate Growth VP)

Transamerica QS Investors Active Asset Allocation—Moderate VP (formerly Transamerica Aegon Active Asset Allocation—Moderate VP)

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Money Market VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Barrow Hanley Dividend Focused VP

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica PineBridge Inflation Opportunities VP (formally Transamerica PIMCO Real Return TIPS VP)

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T.Rowe Price Small Cap VP

Transamerica Torray Concentrated Growth VP (formerly Transamerica BNP Paribas Large Cap Growth VP)

Transamerica TS&W International Equity VP

Transamerica Managed Risk – Balanced ETF VP (formerly Transamerica Vanguard ETF Portfolio – Balanced VP)

Transamerica Managed Risk – Conservative ETF VP (formerly Transamerica Vanguard ETF Portfolio – Conservative VP)

Transamerica Managed Risk – Growth ETF VP (formerly Transamerica Vanguard ETF Portfolio – Growth VP)

Transamerica Voya Balanced Allocation VP (formerly Transamerica ING Balanced Allocation VP)

Transamerica Voya Conservative Allocation VP (formerly Transamerica ING Conservative Allocation VP)

Transamerica Voya Intermediate Bond VP (formerly Transamerica ING Intermediate Bond VP)

Transamerica Voya Large Cap Growth VP (formerly Transamerica ING Large Cap Growth VP)

Transamerica Voya Limited Maturity Bond VP (formerly Transamerica ING Limited Maturity Bond VP)

Transamerica Voya Mid Cap Opportunities VP (formerly Transamerica ING Mid Cap Opportunities VP)

Transamerica Voya Moderate Growth Allocation VP (formerly Transamerica ING Moderate Growth Allocation VP)

Transamerica WMC US Growth VP (formerly Transamerica WMC Diversified Growth VP)

Transamerica WMC US Growth II VP (formerly Transamerica WMC Diversified Growth II VP)

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name

Transamerica Partners Balanced Portfolio

Transamerica Partners Core Bond Portfolio

Transamerica Partners High Quality Bond Portfolio

Transamerica Partners High Yield Bond Portfolio

Transamerica Partners Inflation-Protected Securities Portfolio

Transamerica Partners International Equity Portfolio

Transamerica Partners Large Core Portfolio

Transamerica Partners Large Growth Portfolio

Transamerica Partners Large Value Portfolio

Transamerica Partners Mid Growth Portfolio

Transamerica Partners Mid Value Portfolio

Transamerica Partners Money Market Portfolio

Transamerica Partners Small Core Portfolio

Transamerica Partners Small Growth Portfolio

Transamerica Partners Small Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name

Transamerica Institutional Asset Allocation—Intermediate Horizon

Transamerica Institutional Asset Allocation—Intermediate/Long Horizon

Transamerica Institutional Asset Allocation—Long Horizon

Transamerica Institutional Asset Allocation—Short Horizon

Transamerica Institutional Asset Allocation—Short/Intermediate Horizon

Transamerica Partners Balanced

Transamerica Partners Core Bond

Transamerica Partners High Quality Bond

Transamerica Partners High Yield Bond

Transamerica Partners Inflation-Protected Securities

Transamerica Partners International Equity

Transamerica Partners Large Core

Transamerica Partners Large Growth

Transamerica Partners Large Value

Transamerica Partners Mid Growth

Transamerica Partners Mid Value

Transamerica Partners Money Market

Transamerica Partners Small Core

Transamerica Partners Small Growth

Transamerica Partners Small Value

Transamerica Partners Stock Index

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name

Transamerica Asset Allocation—Intermediate Horizon

Transamerica Asset Allocation—Intermediate/Long Horizon

Transamerica Asset Allocation—Long Horizon

Transamerica Asset Allocation—Short Horizon

Transamerica Asset Allocation—Short/Intermediate Horizon

Transamerica Partners Institutional Balanced

Transamerica Partners Institutional Core Bond

Transamerica Partners Institutional High Quality Bond

Transamerica Partners Institutional High Yield Bond

Transamerica Partners Institutional Inflation-Protected Securities

Transamerica Partners Institutional International Equity

Transamerica Partners Institutional Large Core

Transamerica Partners Institutional Large Growth

Transamerica Partners Institutional Large Value

Transamerica Partners Institutional Mid Growth

Transamerica Partners Institutional Mid Value

Transamerica Partners Institutional Money Market

Transamerica Partners Institutional Small Core

Transamerica Partners Institutional Small Growth

Transamerica Partners Institutional Small Value

Transamerica Partners Institutional Stock Index

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name

Transamerica Asset Allocation – Intermediate Horizon Subaccount

Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount

Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.

Transamerica Small Company Growth Liquidating Trust

Transamerica Global Allocation Liquidating Trust

Transamerica Arbitrage Strategy Liquidating Trust

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